IMPORTANT NOTICE REGARDING

CHANGE IN INVESTMENT POLICY

WisdomTree Trust

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

(the “Fund”)

Supplement dated November 9, 2026 to the currently effective Summary Prospectus, Statutory Prospectus, and Statement of Additional Information (“SAI”), each as supplemented

Effective on or about January 11, 2027 (the “Effective Date”), the Fund’s investment policy to invest at least 80% of its assets in certain types of securities (the “80% investment policy”) and certain related disclosures will be revised to reflect that the Fund’s derivative investments may be counted toward the Fund’s 80% investment policy, as well as other non-material changes. These changes are further described below.

I.	Revised 80% Investment Policy

On the Effective Date, the Fund’s 80% investment policy will be revised as shown below and incorporated into the Fund’s discussion of its principal investment strategies as shown below in Section II.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Emerging Markets Corporate Debt.

II.	Revised Principal Investment Strategies

On the Effective Date, the “Principal Investment Strategies of the Fund” section of the Fund’s Summary Prospectus and the “Fund Summary—Principal Investment Strategies of the Fund” section of the Fund’s Statutory Prospectus will each be deleted in its entirety and replaced with the below:

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective through investment in debt securities issued by corporate entities that are domiciled in, or economically tied to, emerging market countries (“Emerging Markets Corporate Debt”). Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Emerging Markets Corporate Debt. For these purposes, Emerging Markets Corporate Debt includes fixed income securities, such as bonds, notes and other debt obligations (such as loan participation notes) of emerging market issuers. The issuers of such Emerging Markets Corporate Debt will include public, private, and state-owned or sponsored corporations. For purposes of this policy, emerging market issuers are those located in countries outside of the developed market country subset of Australia, Canada, Japan, New Zealand, the United Kingdom, the United States and the European countries of Ireland, Italy, France, Germany, Belgium, the Netherlands, Portugal, Spain, Denmark, Finland, Sweden, Norway, Austria, and Switzerland.

The Fund intends to focus its investment on Emerging Markets Corporate Debt issued in U.S. dollars. The Fund also may invest in Emerging Markets Corporate Debt denominated in the local currency of emerging market countries. Non-U.S. dollar denominated debt is sometimes referred to as “local debt.” Local debt provides exposure to changes in the value of such non-U.S. currencies against the U.S. dollar. Emerging Markets Corporate Debt includes debt securities issued by supranational organizations, such as the European Investment Bank, International Bank for Reconstruction and Development or International Finance Corporation, or other regional development banks. The Fund may invest to a limited extent in debt securities of emerging market governments (also known as “sovereign debt”) and debt securities linked to inflation rates in emerging market countries.

The Fund intends to seek exposure to Emerging Markets Corporate Debt from the following regions: Africa, Asia, Eastern Europe, Latin America and the Middle East. Within these regions, the Fund may invest in countries such as Argentina, Bahrain, Barbados, Brazil, Chile, China, Colombia, Croatia, Czech Republic, Dominican Republic, Egypt, El Salvador, Hong Kong, Hungary, India, Indonesia, Israel, Jamaica, Kazakhstan, Kuwait, Macau, Malaysia, Mexico, Mongolia, Morocco, Nigeria, Oman, Peru, the Philippines, Poland, Qatar, Russia, Saudi Arabia, Singapore, South Africa, South Korea, Taiwan, Thailand, Turkey, Ukraine, and the United Arab Emirates (this list may be amended by WisdomTree Asset Management, Inc. (the “Adviser”) from time to time). The Fund employs a structured investment approach that utilizes “top down” analysis of macroeconomic factors and “bottom up” analysis of emerging market countries and issuers. The Fund’s credit exposures are monitored and may be modified, reduced or eliminated. The Fund’s exposure to any single issuer generally will be limited to 10% of the Fund’s net assets. The Fund’s exposure to any single country generally will be limited to 30% of the Fund’s net assets. The percentage of Fund assets invested in a specific region, country or issuer will change from time to time.

The universe of Emerging Markets Corporate Debt currently includes securities that are rated “investment grade” as well as “non-investment grade” (commonly referred to as “junk bonds”). The Fund intends to provide a broad exposure to Emerging Markets Corporate Debt and therefore will invest in both investment grade and non-investment grade securities. Securities rated investment grade generally are considered to be of higher credit quality and subject to lower default risk. Although securities rated below investment grade may offer the potential for higher yields, they generally are subject to a higher potential risk of loss.

The Fund attempts to maintain an aggregate portfolio duration of between two and ten years under normal market conditions. Aggregate portfolio duration is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. The Fund’s actual portfolio duration may be longer or shorter depending upon market conditions. The Fund may also invest in short-term money market securities denominated in U.S. dollars or the currencies of countries in which the Fund invests.

The Fund may invest in derivatives, such as swaps, U.S. Treasury futures, and forward currency contracts. The Fund’s use of derivatives will be underpinned by investments in cash or other liquid assets (typically short-term, high-quality money market securities). The Fund also may enter into repurchase agreements, which are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer and simultaneously agrees to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The decision to secure exposure through direct investment in Emerging Markets Corporate Debt or indirectly through derivative transactions will be a function of, among other things, market accessibility, credit exposure, tax ramifications and regulatory requirements applicable to U.S. investment companies.

III.	Revised Principal Risk

On the Effective Date, “Derivatives Risk” in the “Principal Risks of Investing in the Fund” section of the Fund’s Summary Prospectus and the “Fund Summary—Principal Risks of Investing in the Fund” section of the Fund’s Statutory Prospectus will be deleted in its entirety and replaced with the below:

Derivatives Risk. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate, or inflation rate. Generally, derivatives are sophisticated investments that may pose risks that are different from or greater than those posed by investing directly in the underlying reference asset. For example, the return on a derivative instrument may not correlate with that of its underlying reference asset, and minimal requisite initial investments necessary to purchase derivatives positions may expose the Fund to losses in excess of those amounts. Derivatives also can be volatile and may be less liquid than other investments. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. The Fund may invest in swaps, futures contracts, and forward currency contracts to implement its principal investment strategies. Swaps are particularly subject to counterparty credit, valuation and liquidity risks. The successful use of forward currency contracts depends in large part on the adviser’s and sub-adviser’s ability to predict movements in the prices of relevant currencies, fluctuations in relevant markets, and movements in interest rates. Other risks specific to these types of derivatives instruments, as well as other risks of derivatives, generally, such as counterparty and issuer credit risk, interest rate risk, market risk and issuer-specific risk, are described in greater detail elsewhere in the Fund’s Prospectus.

IV.	Revised Statutory Prospectus Disclosure

On the Effective Date, references to “Corporate Debt” with respect to the Fund in the Statutory Prospectus, are hereby replaced in their entirety and replaced with “Emerging Markets Corporate Debt.”

V.	Revised SAI Disclosure

On the Effective Date, the “Emerging Markets Corporate Bond Fund Only” sub-section in the Fund’s SAI under the heading “Investment Limitations—Non-Fundamental Policies” will be deleted in its entirety and replaced with the below:

Emerging Markets Corporate Bond Fund Only:

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Emerging Markets Corporate Debt.

In addition, on the Effective Date, the following sentence in the “Derivatives” sub-section in the Fund’s SAI under the heading “Specific Investment Strategies and Risks” will be deleted in its entirety:

The Emerging Markets Corporate Bond Fund, under normal circumstances, will invest no more than 20% of the value of its net assets in derivative instruments.

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The Fund’s investment objective is not changing, and the changes to the Fund’s investment strategies described in this Supplement are not expected to affect the Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

WIS-EMCB-1126